Summary Prospectus April 30, 2011

Driehaus Active Income Fund
Ticker: LCMAX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2011 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online (http://www.driehaus.com/MutualFunds105.cfm). You can also get this information at no cost by calling 1-877-779-0079 or by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Active Income Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Other Expenses
Other Expenses Excluding Dividends and Interest on Short Sales	0.37%
Dividends and Interest on Short Sales	0.87%

Total Annual Fund Operating Expenses	1.79%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$182	$563	$970	$2,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Summary Prospectus April 30, 2011	Page 1 of 4	Driehaus Active Income Fund

Principal Investment Strategy

The Fund is actively managed by taking both long and short positions in debt and equity securities and investing in derivatives (swaps, options and futures). The investment adviser uses techniques intended to provide absolute (positive) returns in various markets by employing strategies that exploit disparities or inefficiencies in markets. The Fund invests primarily in U.S. fixed income and floating rate securities, including fixed and floating rate loans that have a senior right to repayment (“Senior Loans”). The Fund may invest in securities of both investment and non-investment (“junk”) grade credit quality and may invest in securities that have not been rated by a rating agency. The Fund has no limit with respect to its portfolio maturity or duration. The Fund seeks to target the annualized volatility of the Barclays Capital U.S. Aggregate Bond Index, which tracks the U.S. investment grade fixed rate bond market. The Fund also invests in common and preferred stocks. The Fund may use derivatives to manage interest rate risk, as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another) or to speculate. As part of its investment strategy, the Fund will engage in a variety of trading strategies to seek to take advantage of relative value opportunities between two or more securities in the same firm’s capital structure, to obtain credit and volatility exposure to an issuer of convertible debt while minimizing equity risk, to profit from a mispricing between two similar issuers’ debt and/or equity securities, and to profit from relative value opportunities surrounding special events, such as mergers, acquisitions, spin-offs or public offerings, as well as other pricing discrepancies. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund may frequently and actively trade its portfolio securities. Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk
The Fund is subject to market risk, which is the possibility that securities prices overall will decline over short or even long periods. Securities markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Credit Risk
Failure of an issuer or borrower (under a Senior Loan) to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower can cause a bond’s or Senior Loan’s price to fall, potentially lowering the Fund’s share price. The Fund, in addition to investing in investment grade securities, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of non-investment grade securities, including Senior Loans, are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer/borrower or its industry, or the economy in general.

Derivatives Risk
A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Further, the Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

Short Sale Risk
Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).

High Yield Risk
Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Summary Prospectus April 30, 2011	Page 2 of 4	Driehaus Active Income Fund

Nondiversification
Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Focus Risk
The Fund may have significant weightings in a particular issuer, sector or industry, which may subject the Fund to greater risks than less focused funds.

High Rates of Turnover
The Fund may experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk
How the investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or if the investment adviser does not implement the strategy properly.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-877-779-0079.

The Fund commenced operations on June 1, 2009, following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”), managed by Lotsoff Capital Management, through a reorganization into the Fund. Certain financial and performance information in this Prospectus includes that of the Predecessor Fund.

Annual Returns for the year ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 9.51% (quarter ended 6/30/09) and the lowest return for a quarter was −2.17% (quarter ended 6/30/10).

			Since Inception
Average Annual Total Returns as of December 31, 2010	1 Year	5 Years	(11/8/05-12/31/10)

Driehaus Active Income Fund
Return Before Taxes	5.18%	6.44%	6.34%
Return After Taxes on Distributions	4.14%	4.95%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	4.66%	4.59%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)	0.13%	2.30%	2.35%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.55%	5.80%	5.99%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates during the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Summary Prospectus April 30, 2011	Page 3 of 4	Driehaus Active Income Fund

Portfolio Management

Investment Adviser
Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

K.C. Nelson Portfolio Manager of DCM Portfolio Manager of the Fund since 6/09	Mirsada Durakovic Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 6/09	Elizabeth Cassidy Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 11/09

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information” in the Prospectus.

Minimum
Minimum	Minimum	Minimum	Minimum	Automatic
Initial	Subsequent	Initial IRA	Subsequent IRA	Investment Plan
Investment	Investment	Investment	Investment	(Monthly)

$25,000	$5,000	$2,000	$500	$1,000

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or by overnight delivery addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, WI 53233, or by phone at 1-877-779-0079 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus April 30, 2011	Page 4 of 4	Driehaus Active Income Fund